IDS Life
Variable
Annuity
Fund A



Invests in a wide range of securities with the objective of long-term capital appreciation for contract owners.

1997 ANNUAL REPORT

     AMERICAN EXPRESS Financial Advisors

                                          Managed by IDS Life Insurance Company

IDS Life Variable Annuity Fund A

Message From the Executive Vice President

(picture of) Pam Moret

If you're an experienced investor, you know that the past few years have been unusually strong for the stock market. Perhaps just as important, history shows that bull markets don't last forever. Though they're often unpredictable, declines -- whether they're brief or long-lasting, moderate or substantial -- are always a possibility. We saw evidence of that last October, when declines in Asian markets spawned a sharp drop in several financial markets worldwide, including the U.S.

That fact reinforces the need for investors to periodically review their long-term financial goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.



Pam Moret
Executive Vice President,
Variable Assets
IDS Life Insurance Company

IDS Life Variable Annuity Fund A

From Your Portfolio Manager: A Perspective

(picture of) Mitzi Malevich

Taking advantage of a strong performance by the U.S. stock market, the Fund produced a substantial return during the past fiscal year -- January through December 1997.

On Dec. 31, 1997, the accumulation unit value of IDS Life Variable Fund A was $20.91, compared with $17.04 at the beginning of the year. The increase represented a gain of 22.71% for the 12 months. (If you purchased additional accumulation units during the period, your return would have been affected by the sales and administrative charges, as described in the Fund's prospectus.)

For most of the 12 months, stocks experienced highly favorable conditions: The economy continued to grow at a solid pace; inflation remained low; corporate profits were healthy; and long-term interest rates followed a generally declining path.

Aside from a relatively brief setback in the spring, stocks responded with a powerful rally that lasted until early August. From that point, the market struggled a bit in the face of periodic concerns about interest rates, corporate profits and, late in the year, the financial turmoil in Southeast Asia. Overall, though, it was an excellent year to be invested in U.S. stocks.

To the Fund's benefit, the market's advance was most often led by large-capitalization growth stocks -- the core of its investment portfolio. Within that broad group, the Fund's largest area of investment was in technology-related stocks, which were especially strong overall, although they experienced sharp downturns in the spring and late fall. Consumer-related stocks, including those of healthcare companies, constituted another substantial investment and proved to be comparatively consistent, positive performers. Financial services stocks, although a considerably smaller area of investment, also provided very good results for the year.

Consistent with my management style, there was little portfolio turnover during the 12 months, and I maintained only a small amount of cash reserves, preferring instead to keep the great majority of assets working in stocks. While this low-cash strategy adds to volatility in the Fund's value, I believe it benefits the Fund's performance in the long run.

As the new year begins, most of the underpinnings that have supported stocks for some time remain in place: The economy continues to grow, inflation remains at bay and long-term interest rates are low. While upheaval in smaller foreign markets may cause some near-term concern about the prospects for corporate profits and, thus, stock prices, I think the longer-term outlook is still very promising.




Mitzi Malevich

IDS Life Variable Annuity Fund A

The Fund's Ten Largest Holdings

                                        Percent                   Value
                                       of Fund's                  as of
                                       Net Assets             Dec. 31, 1997

Pfizer........................            4.32%               $ 16,403,749

Tellabs.......................            4.18                  15,862,500

Washington Mutual.............            3.70                  14,038,750

Medtronic.....................            3.58                  13,601,250

HEALTHSOUTH Rehabilitation....            3.58                  13,575,300

Coca-Cola.....................            3.50                  13,271,700

Guidant.......................            3.28                  12,450,000

Travelers Group...............            3.19                  12,121,875

Schlumberger..................            3.18                  12,075,000

Merrill Lynch & Co............            3.08                  11,670,000
                                          ----                  ----------

Total                                    35.59%               $135,070,124

IDS Life Variable Annuity Fund A

Investment Illustration

On the chart below you can see how IDS Life Variable Annuity Fund A's total return compared to the Standard & Poor's 500 Index (S&P 500), an unmanaged list of common stocks, frequently used as a general measure of market performance. In comparing the Fund to the S & P 500, you should take into account the fact that the Fund's performance reflects an 8 percent total sales and administrative charge, while no such sales charge is reflected in the performance of the S&P
500. Investment performance of the Fund, after charges, is reflected in the unit value calculation. There are no dividend or capital gain distributions, therefore, the assumed units purchased would remain constant throughout the period.

How your $10,000 has grown in IDS Life Variable Annuity Fund A

                                                                        $60,000



                                                                         50,000



                                                                         40,000
                                                  S&P 500
                                              Stock Index X

                                                                         30,000
                                                       X Fund A
                                                         Annuity Value

                                                                         20,000



                                                                         10,000
X 9,200

1987   1988   1989   1990   1991   1992   1993   1994   1995   1996   1997


Dec. 31     $9,200   9,898   12,928  13,183   19,751   21,129   23,135   22,208   30,108   36,839    45,202
Unit Value  $4.255   4.578    5.979   6.097    9.135    9.772   10.700   10.271   13.925   17.038    20.906

The above represents an assumed investment of $10,000 into a single payment annuity contract on Dec. 31, 1987. Values are calculated on Dec. 31 of each year. (No new contracts are currently being sold.)

Average Annual Total Return on Each of Three Investments


    Date of                  Period                     Average
  Investment               investment                annual total
                          held in years                 return
 Dec. 31, 1987                 10                       +16.28%
 Dec. 31, 1992                  5                       +14.50%
 Dec. 31, 1996                  1                       +12.89%

The returns reflect the deduction of a sales and administrative charge and mortality and expense risk charges.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. This was a period of fluctuating security prices. Past performance is no guarantee of future results.

IDS Life Variable Annuity Fund A

Annual Financial Information

Report of Independent Auditors

The Board of Managers and Contract Owners IDS Life Variable Annuity Fund A:

We have audited the accompanying statement of assets, liabilities and contract owners' equity of IDS Life Variable Annuity Fund A, including the schedule of investments in securities, as of December 31, 1997, the related statement of operations for the year then ended, the statement of changes in contract owners' equity for each of the two years in the period then ended, and the selected per unit data and ratios presented under "Financial highlights" for each of the five years in the period then ended. These financial statements and per unit data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per unit data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of IDS Life Variable Annuity Fund A at December 31, 1997, the results of its operations for the year then ended, the changes in its contract owners' equity for each of the two years in the period then ended, and the selected per unit data and ratios for each of the five years in the period then ended in conformity with generally accepted accounting principles.



Ernst & Young LLP
Minneapolis, Minnesota
February 5, 1998


IDS Life Variable Annuity Fund A

Statement of assets, liabilities and contract owners' equity                                                   Dec. 31, 1997

Assets
Investments in securities, at value (Note 1)
  (identified cost, $210,264,395)                                                                               $379,678,996
Dividends and accrued interest receivable                                                                            144,839
Receivable from IDS Life Insurance Company for contract purchase payments                                          2,994,883
                                                                                                                   ---------
Total assets                                                                                                    $382,818,718
                                                                                                                ============

Liabilities
Payable for contract terminations                                                                                  3,233,808
Disbursements in excess of cash on demand deposit                                                                     17,479
Payable to IDS Life Insurance Company for:
Mortality and expense assurance fee                                                                                    3,855
Investment management fee                                                                                             10,651
                                                                                                                      ------
Total liabilities                                                                                                  3,265,793
                                                                                                                   =========

Contract owners' equity
Contracts in accumulation period-- 17,871,071 units at $20.91 per unit (Note 5)                                 $373,617,342
Contracts in payment period                                                                                        5,935,583
                                                                                                                   ---------
Total contract owners' equity                                                                                    379,552,925
                                                                                                                 ===========
Total liabilities and contract owners' equity                                                                   $382,818,718
                                                                                                                ------------

See accompanying notes to financial statements.



Statement of operations                                                  Year ended Dec. 31, 1997


Investment income (loss) -- net
Income:
Dividends                                                                            $  1,942,007
Interest                                                                                  914,820
Less foreign taxes withheld                                                                   (12)
                                                                                              ---
Total income                                                                            2,856,815
                                                                                        ---------
Expenses:
Mortality and expense assurance fee (Note 2)                                            3,661,128
Investment management fee (Note 3)                                                      1,464,532
                                                                                        ---------
Total expenses                                                                          5,125,660
                                                                                        ---------
Investment income (loss) -- net                                                        (2,268,845)
                                                                                       ----------


Realized and unrealized gain (loss) -- net
Net realized gain (loss) on investments                                                45,417,991
Net change in unrealized appreciation (depreciation) on investments                    29,771,785
                                                                                       ----------
Net gain (loss) on investments                                                         75,189,776
                                                                                       ----------
Net increase (decrease) in contract owners' equity from operations                    $72,920,931
                                                                                      -----------

See accompanying notes to financial statements.




Statement of changes in contract owners' equity
Year ended Dec. 31,

Operations                                                                               1997                    1996
Investment income (loss)-- net                                                     $  (2,268,845)         $   (1,318,813)
Net realized gain (loss) on investments                                               45,417,991              14,687,216
Net change in unrealized appreciation (depreciation) on investments                   29,771,785              48,566,206
                                                                                      ----------              ----------
Net increase (decrease) in contract owners' equity from operations                    72,920,931              61,934,609
                                                                                      ----------              ----------

Contract transactions
Net contract purchase payments (Note 2)                                                1,936,783               2,007,523
Repayment of temporary withdrawals                                                        15,682                  19,676
Net transfers from (to) fixed annuities                                                 (539,306)              1,191,131
Actuarial adjustment for mortality assurance on
  annuities in payment period (Note 2)                                                   (60,462)                257,601
Contract termination payments and temporary withdrawals                              (21,690,813)            (21,377,456)
Annuity payments                                                                        (808,071)               (662,354)
                                                                                        --------                --------
Net increase (decrease) from contract transactions                                   (21,146,187)            (18,563,879)
                                                                                     -----------             -----------
Net increase (decrease) in contract owners' equity                                    51,774,744              43,370,730
                                                                                      ----------              ----------

Contract owners' equity at beginning of year                                         327,778,181             284,407,451
                                                                                     -----------             -----------


Contract owners' equity at end of year                                              $379,552,925            $327,778,181
                                                                                    ------------            ------------

See accompanying notes to financial statements.

IDS Life Variable Annuity Fund A

Notes to financial statements

1. Organization and summary of significant accounting policies

IDS Life Variable Annuity Fund A (the Fund) is organized as a segregated asset account of IDS Life Insurance Company (IDS Life) under Minnesota law and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's assets are held for the exclusive benefit of its variable annuity contract owners and are not chargeable with any liabilities arising from the other business activities of IDS Life. The significant accounting policies followed by the Fund are summarized as follows:

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Investments in securities
Securities traded on national securities exchanges are valued at the last quoted sales price on the principal exchange on which traded. Securities traded in the over-the-counter market are valued at the mean of the last quoted bid and asked price. Short-term securities that mature in 60 days or less are valued at amortized cost. Those maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Short-term securities originally purchased with maturities of more than 60 days but which currently mature in 60 days or less are valued on an amortized cost basis using the market value or approximate market value on the 61st day before maturity. Bonds and other securities are valued at fair value as determined by the Board of Managers when market quotations are not readily available. Determination of fair value involves, among other things, references to market indexes, matrices and data from independent brokers.

Security transactions are accounted for on the date the securities are purchased and sold. Dividend income is recorded on the ex-dividend date.

Option contracts
In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Fund may buy and sell put and call options and write covered call options on portfolio securities. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

During the year ended Dec. 31, 1997, the Fund did not buy or sell any put or call options or write any covered call or put options. There were no option contracts outstanding at Dec. 31, 1997.

Futures contracts
In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell stock index futures contracts and related options. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with the changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

During the year ended Dec. 31, 1997, the Fund did not buy or sell stock index futures contracts and related options. There were no stock index futures contracts outstanding at Dec. 31, 1997.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the rate of exchange on the transaction date. It is not practicable to identify that portion of realized and unrealized gain or loss arising from changes in the exchange rates from the portion arising from changes in the market value of investments.

The Fund may also enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

There were no forward foreign currency exchange contracts outstanding at Dec. 31, 1997.

Federal income taxes
IDS Life is taxed as a life insurance company. The Fund is treated as part of IDS Life for federal income tax purposes. Under current federal income tax law, no taxes are payable with respect to any income of the Fund.

2. Mortality and expense assurance fee and sales charges

IDS Life makes contractual assurances to the Fund that possible future adverse changes in administrative expenses and mortality experience of the annuitants and beneficiaries will not affect the Fund. The mortality and expense assurance fee paid to IDS Life is computed daily and is equal on an annual basis to 1 percent of the average daily net assets of the Fund.

Charges by IDS Life for its sales and administrative services applicable to the variable annuity contracts amounted to $80,608 for the year ended Dec. 31, 1997 and $83,478 for the year ended Dec. 31, 1996. Such charges are not an expense of the Fund. They are deducted from contract purchase payments and are not included in the net contract purchase payments to the Fund.

3. Investment management agreement

The Fund has an Investment Management Agreement with IDS Life. For its services, IDS Life is paid a fee based on the aggregate average daily net assets of the Fund. The investment management fee paid to IDS Life is computed daily and is equal on an annual basis to 0.4 percent of the average daily net assets of the Fund.

In addition to paying its own management fee, the Fund also pays all brokerage commissions and charges in the purchase and sale of assets. Brokerage charges are paid to IDS Life for reimbursement of charges incurred in the purchase and sale of foreign securities.

4. Security transactions and basis for determining realized gain and loss

Cost of purchases and proceeds from sales of securities, (other than short-term obligations) aggregated $113,058,843 and $130,009,635 for the year ended Dec. 31, 1997. Net realized gain on investments has been determined on the basis of identified costs.

Brokerage commissions paid to brokers affiliated with IDS Life were $594 for the year ended Dec. 31, 1997.


5. Accumulation units

The changes in number of outstanding units
applicable to contracts in the accumulation
period were as follows:                                               Year ended                      Year ended

                                                                   Dec. 31, 1997                   Dec. 31, 1996

Units outstanding at beginning of year                                18,939,349                      20,131,589
Additions for contract purchase payments and repayments                   97,242                         132,080
Net transfers from (to) fixed annuities                                  (31,919)                         71,980
Deductions for contract terminations and withdrawals                  (1,133,601)                     (1,396,300)
                                                                      ----------                      ----------
Units outstanding at end of year                                      17,871,071                      18,939,349
                                                                      ----------                      ----------

6. Financial highlights

The table below shows certain important
financial information for evaluating the Fund's results.        Fiscal year ended Dec. 31,

                                                            1997            1996            1995           1994          1993
Accumulation unit value at beginning of year              $17.04           $13.93         $10.27         $10.70        $ 9.77
                                                          ------           ------         ------         ------        ------
Income from investment operations:
Net investment income (loss)                                (.12)            (.07)          (.02)           .03          (.02)
Net gains (losses) on securities, both realized
and unrealized                                              3.99             3.18           3.68           (.46)         0.95
                                                            ----             ----           ----           ----          ----
Total from investment operations                            3.87             3.11           3.66           (.43)         0.93
                                                            ----             ----           ----           ----          ----
Accumulation unit value at end of year                    $20.91           $17.04         $13.93         $10.27        $10.70
                                                          ------           ------         ------         ------        ------
Total returna                                              22.71%           22.33%         35.64%         (4.01%)        9.50%
                                                           -----            -----          -----          -----          ----
Ratios/supplemental data
Total contract owner's equity at end of year
(000 omitted)                                           $379,553         $327,778       $284,407       $223,317      $241,623
Ratio of operating expenses to average net assets           1.40%            1.40%          1.40%          1.40%         1.40%
Ratio of net investment income (loss) to average
net assets                                                  (.62%)           (.43%)         (.19%)          .27%         (.17%)
Portfolio turnover rate                                       33%              13%            46%            63%           64%
Average brokerage commission rateb                        $.0502           $.0550             --             --            --
                                                          ------           ------        --------       --------       -------

a Total return does not reflect payment of a sales charge.

b Effective fiscal year 1996, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

The foregoing table pertains to accumulation units only. There are two kinds of units. As long as contract holders are paying into the Fund they are called
"accumulation" units. When contract owners begin to receive the annuity, they change to "annuity" units.

The value of an annuity unit (assuming a 3.5 percent  investment rate) was $7.55 as of Dec. 31, 1997, $6.37 as of Dec. 31, 1996, $5.39 as of Dec. 31, 1995, $4.11
as of Dec. 31, 1994 and $4.44 as of Dec. 31, 1993.  The value of an annuity unit
(assuming a 5 percent investment rate) was $4.92 as of Dec. 31, 1997, $4.21 as of Dec. 31, 1996, $3.61 as of Dec. 31, 1995, $2.80 as of Dec. 31, 1994 and $3.06
as of Dec. 31, 1993.

Annual Report

IDS Life Variable Annuity Fund A

Schedule 1

Investments in securities, Dec. 31, 1997

(Percentages represent value of investments compared to net assets)

Common stocks (96.0%)

Issuer                                          Shares           Value(a)

Aerospace & defense (1.6%)
Boeing                                         120,000        $  5,872,500
Airlines (1.0%)
Northwest Airlines Cl A.............            75,000(b)        3,590,625

Banks and savings & loans (3.7%)
Washington Mutual...................           220,000          14,038,750

Beverages & tobacco (3.5%)
Coca-Cola...........................           199,200          13,271,700

Building materials & construction (2.1%)
Tyco Intl...........................           180,000           8,111,250

Chemicals (2.1%)
USA Waste Services..................           200,000(b)        7,850,000

Communications equipment & services (8.3%)
ADC Telecommunications..............           160,000(b)        6,680,000
Andrew..............................           263,300(b)        6,319,200
MasTec..............................           120,000(b)        2,745,000
Tellabs.............................           300,000(b)       15,862,500
Total                                                           31,606,700

Computers & office equipment (14.8%)
Cambridge Technology Partners.......           200,000(b)        8,325,000
Cisco Systems.......................           180,000(b)       10,035,000
Compaq Computer.....................           187,500(b)       10,582,030
Hewlett-Packard.....................           100,000           6,250,000
IKON Office Solutions...............           120,000           3,375,000
Intl Business Machines..............            50,000           5,228,125
Microsoft...........................            70,000(b)        9,047,500
Solectron...........................            80,000(b)        3,325,000
Total                                                           56,167,655

Electronics (5.0%)
Applied Materials...................           195,600(b)        5,892,450
Intel...............................           120,000           8,430,000
Maxim Integrated Products...........           140,000(b)        4,830,000
Total                                                           19,152,450

Energy (2.0%)
Anadarko Petroleum..................           125,000           7,585,938

Energy equipment & services (2.2%)
Halliburton.........................           160,000           8,310,000

Financial services (11.0%)
Associates First Capital Cl A.......           100,000           7,112,500
Franklin Resources..................           100,000           8,693,750
Merrill Lynch & Co..................           160,000          11,670,000
Providian Financial.................            51,300(b)        2,318,119
Travelers Group.....................           225,000          12,121,875
Total                                                           41,916,244

Health care (13.5%)
Boston Scientific...................            80,000(b)        3,670,000
Guidant.............................           200,000          12,450,000
Johnson & Johnson...................            80,000           5,270,000
Medtronic...........................           260,000          13,601,250
Pfizer..............................           220,000          16,403,749
Total                                                           51,394,999

Health care services (6.9%)
HealthCare COMPARE..................           150,000(b)        7,668,750
HEALTHSOUTH Rehabilitation..........           489,200(b)       13,575,300
Service Corp Intl...................           130,000           4,801,875
Total                                                           26,045,925

Industrial equipment & services (6.0%)
Caterpillar.........................           160,000           7,770,000
Deere & Co..........................           171,000           9,971,438
ServiceMaster.......................           176,700           5,168,475
Total                                                           22,909,913

Insurance (0.4%)
Risk Capital Holdings...............            75,200(b)        1,673,200

Leisure time & entertainment (2.1%)
Mattel..............................           212,500           7,915,625

Metals (0.4%)
Nucor...............................            30,000           1,449,375

Textiles & apparel (0.9%)
Nike Cl B...........................            90,000           3,532,500

Utilities -- electric (1.4%)
CMS Energy..........................           120,000(b)        5,287,500

Utilities -- telephone (2.4%)
WorldCom............................           300,000(b)        9,075,000

Foreign (4.7%)(c)
Ericsson (LM) ADR...................           150,000           5,596,875
Schlumberger........................           150,000          12,075,000
Total                                                           17,671,875

Total common stocks
(Cost: $195,058,995)                                          $364,429,724


Bond (0.1%)
Issuer                              Coupon    Maturity    Principal    Value(a)
                                      rate        year       amount
U.S. government obligation
U.S. Treasury.......................  7.25%       2016    $ 250,000    $284,778
Total bond
(Cost: $240,906)                                                       $284,778


Short-term securities (3.9%)

Issuer                             Annualized            Amount        Value(a)
                                    yield on         payable at
                                     date of           maturity
                                    purchase
U.S. government agencies (2.8%)
Federal Home Loan Mtge Corp Disc Nts
    01-15-98                            5.74%       $ 2,000,000     $ 1,995,551
    01-27-98                            5.79          5,400,000       5,377,497
Federal Natl Mtge Assn Disc Nts
    01-09-98                            5.70          1,100,000       1,098,612
    01-14-98                            5.73          2,100,000       2,095,670
Total                                                                10,567,330

Commercial paper (1.1%)
Xerox Credit
    01-05-98                            5.83          4,400,000       4,397,164

Total short-term securities
(Cost: $14,964,494)                                                $ 14,964,494

Total investments in securities
(Cost: $210,264,395)(d)                                            $379,678,996

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars.

(d) At Dec. 31, 1997, the cost of securities for federal income tax purposes was $210,263,801 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                         $174,083,738
Unrealized depreciation                                           (4,668,543)
                                                                  ----------
Net unrealized appreciation                                     $169,415,195

See accompanying notes to investments in securities.

IDS Life Variable Annuity Fund A

Managers and Officers

Board of Managers

Richard W. Kling
president, IDSLife Insurance Company

Edward Landes
retired, former development consultant

Carl N. Platou
president emeritus, Fairview Hospital
and Healthcare Services

Gordon H. Ritz
president, Con Rad Broadcasting Corp.


Principal Officers

Richard W. Kling
chairman of the board and president

Lorraine R. Hart
vice president, investments

Jeffrey S. Horton
vice president and controller

Timothy S. Meehan
secretary

William A. Stoltzmann
general counsel and assistant secretary



Additional Information

The investment objective of IDSLife Variable Annuity Fund A is to invest in securities that offer opportunities for long-term capital appreciation consistent with accumulating Fund value and providing annuity payments under variable annuity contracts issued by IDSLife.

There is a sales and administrative charge to the contract owner included in the purchase payment.

This report is for the information of contract owners of IDSLife Variable Annuity Fund A, but it may be used as sales literature when preceded or accompanied by the current prospectus. For details and other material information, see the current prospectus.

Issuer and Investment Manager:
IDS Life Insurance Company,
Minneapolis, Minn.

Custodian:
American Express Trust Company
Minneapolis, Minn.

Sub-Custodian:
First Bank National Association
St. Paul, Minn.

IDS Life Variable Annuity Fund A

IDS Life
Variable
Annuity
Fund A


1997 ANNUAL REPORT

                                                             BULK RATE
                                                           U.S. POSTAGE
                                                               PAID
                                                           PERMIT NO. 85
                                                            SPENCER, IA

AMERICAN EXPRESS Financial Advisors

IDS Life Insurance Company
IDS Tower 10
Minneapolis, MN 55440-0010

                                                                S-6447 M (2/98)